UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2025

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, 12th Floor Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On March 3, 2025, ModivCare Inc. (the “Company”) convened and then adjourned, without commencing any business, the Special Meeting of Stockholders (the “Special Meeting”) to its new date and time on Thursday, March 13, 2025, at 10:00 a.m. Mountain Time to provide for the regularly scheduled reporting and dissemination of the Company’s fourth quarter and full year 2024 financial results prior to the Special Meeting. The record date for the Special Meeting has not changed as a result of the adjournment, and Company stockholders of record as of the close of business on January 22, 2025 continue to be entitled to vote at the Special Meeting. Stockholders who have voted do not need to recast their votes, and proxies and voting instructions previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked. Stockholders who may want to change their vote or voting instructions may do so by following the instructions for change or revocation provided in the previously disseminated proxy materials for the Special Meeting.

Important Information for Stockholders and Others

A definitive proxy statement for the Special Meeting referenced above was filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 3, 2025, and released to the Company’s stockholders for use at such meeting on or about such date. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT COVERING THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Stockholders may obtain free copies of the definitive proxy statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at investors.modivcare.com under the tab “SEC Filings” and under the heading “Financials”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Dated: March 3, 2025	By:	/s/ Faisal Khan
	Name:	Faisal Khan
	Title:	Senior Vice President, General Counsel and Secretary